SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2003

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO (Address of principal executive offices)	63117 (Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
EX-99.1 Press Release

Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated January 29, 2003, announcing an executive change within the company.

     Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

By:		/s/ William W. Moreton

	Name:	William W. Moreton
	Title:	Executive Vice President and Chief Financial Officer

Date: January 29, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Panera Press Release, dated January 29, 2003.